                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                SEPTEMBER 9, 2002

                          CUBIST PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   0-21379                   22-3192085
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 (State or Other Jurisdiction       (Commission               (IRS Employer
         of Incorporation)          File Number)              Identification No.)

                65 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS 02421
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 860-8660

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C)     EXHIBITS.

         99.1    Transcript of September 9, 2002 conference call

         ITEM 9. REGULATION FD DISCLOSURE.

         On September 9, 2002, the Registrant webcast a telephone conference regarding the termination of the license agreement between the Registrant and Gilead Sciences. The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         The attached transcript is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CUBIST PHARMACEUTICALS, INC.

                                            By: /s/ THOMAS A. SHEA
                                                -------------------------------
                                                Thomas A. Shea
                                                Vice President Finance and
                                                Administration, Chief Financial
                                                Officer, Treasurer

Dated: September 10, 2002